                                FIRST AMENDMENT

     THIS FIRST AMENDMENT (this "Amendment") dated as of January 8, 2001, is by and among CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation (the "Lender") and IVI CHECKMATE CORP., a Delaware corporation ("Parent"), IVI CHECKMATE INC., a Georgia corporation ("Checkmate"), PLOURDE COMPUTER SERVICES, INC., a California corporation ("Plourde"), DEBITEK, INC., a Delaware corporation ("Debitek"), NATIONAL TRANSACTION NETWORK, INC., a Delaware corporation ("NTN"), and ENCONCERT SOLUTIONS, LLC, a Georgia limited liability company ("EnConcert"; Parent, Checkmate, Plourde, Debitek, NTN and EnConcert are from time to time collectively referred to as the "Borrowers" and each individually as a "Borrower").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Borrowers and the Lender are parties to that certain Loan and Security Agreement dated as of April 5, 2000 (the "Loan Agreement"); and

     WHEREAS, the Borrowers have requested a certain amendment to the Loan Agreement; and

     WHEREAS, the Lender has ageed to the requested amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.  Amendment to Section 9.13.  Section 9.13 of the Loan Agreement,
         -------------------------
Adjusted Net Worth, is hereby modified and amended by deleting paragraph (a)
------------------
thereof in its entirety and inserting in lieu thereof the following:

         "(a) Parent, on a consolidated basis, shall maintain Adjusted Net Worth as of the last day of each fiscal quarter during any period set forth below in an amount not less than the amount set forth below for such quarter:

                  Amount               Period
                  ------               ------

          (i)   $37,000,000            from the date hereof through
                                       December 31, 2000

          (ii)  $39,000,000            from January 1, 2001 through
                                       September 30, 2001

          (iii) $41,000,000            from October 1, 2001 and thereafter."

     2.  No Other Consents, Amendments or Waivers.  Except for the amendment set
         ----------------------------------------
forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lender expressly reserves the right to require strict compliance with the terms of the Loan Agreement and the other Financing Agreements.

     3.  Effectiveness: Conditions Precedent.  Upon execution of this Agreement
         -----------------------------------
by the Lender and the Borrowers, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

         (a) The representations and warranties made by or with respect to the Borrowers, or any of them, under the Loan Agreement and the other Financing Agreements, shall be true and correct, except to the extent previously fulfilled with respect to specific prior dates and no Event of Default shall exist as of the date hereof; and

         (b) The Lender's receipt of all such other certificates, reports, statements, or other documents as the Lender may reasonable request.

     4.  Counterparts.  This Amendment may be executed in multiple
         ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     5.  Governing Law. This Amendment shall be deemed to be made pursuant to
         -------------
the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

     6.  Loan Document.  This Amendment shall be deemed to be a Loan Document
         -------------
for all purposes under the Loan Agreement.

              [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

LENDER                                  BORROWERS
------                                  ---------

CONGRESS FINANCIAL CORPORATION          IVI CHECKMATE CORP.
(SOUTHERN)

By:     /s/ Fred Ernst                  By:  /s/ John J. Neubert
   ---------------------------             ------------------------

Title:  Vice President                  Title:  EVP/CFO


                                        IVI CHECKMATE INC.

                                        By:  /s/ John J. Neubert
                                           ------------------------

                                        Title:  EVP/CFO


                                        PLOURDE COMPUTER SERVICES, INC.

                                        By:  /s/ John J. Neubert
                                           ------------------------

                                        Title:  EVP/CFO


                                        DEBITEK, INC.

                                        By:  /s/ John J. Neubert
                                           ------------------------

                                        Title:  EVP/CFO


                                        NATIONAL TRANSACTION NETWORK, INC.

                                        By:  /s/ L. Barry Thomson
                                           ------------------------

                                        Title:  President and CEO


                                        ENCONCERT SOLUTIONS, INC.

                                        By:  /s/ John J. Neubert
                                           -----------------------

                                        Title:  EVP/CFO